UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-00595
Washington, D.C. 20549	Expires: February 28, 2006
SCHEDULE 14A	Estimated average burden hours per response......... 12.75

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

Long Island Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1601 Veterans Memorial Highway, Suite 120
Islandia, New York 11749
(631) 348-0888

March 25, 2005

Fellow Stockholders:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Long Island Financial Corp. (the “Company”), to be held on Wednesday, April 20, 2005, at 3:30 p.m., Eastern Time, at the Stonebridge Country Club, 2000 Raynors Way, Smithtown, Long Island, New York 11787.

As described in the enclosed Proxy Statement, the election of four directors is scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of Long Island Commercial Bank (the “Bank”), the wholly owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2004, is contained in the 2004 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company’s independent auditors, will be present to respond to any questions, which stockholders may have.

The Board of Directors of the Company has determined that election of the four directors nominated is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” their election.

We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

YOUR VOTE IS IMPORTANT. You are urged to vote either by: (i) signing, dating and promptly returning the enclosed proxy in the postage-paid envelope provided, or (ii) using the toll-free telephone voting system described on the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your proxy card or used the telephone.

We look forward to your participation at the Annual Meeting, either in person or by proxy. Your cooperation is appreciated and, on behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Very truly

Douglas C. Manditch
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Long Island Financial Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Long Island Financial Corp. (the “Company”), will be held at the Stonebridge Country Club, 2000 Raynors Way, Smithtown, Long Island, New York 11787 on Wednesday, April 20, 2005, at 3:30 p.m. (Eastern Time).

A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

1.	To elect four directors for terms of three years, each; and

2.	Such other matters as may properly come before the Annual Meeting, and at any adjournments thereof.

Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on March 1, 2005, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of the common stock of the Company as of that time and date will be entitled to receive notice of and to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 1601 Veterans Memorial Highway, Suite 120, Islandia, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

By Order of the Board of Directors

Thomas Buonaiuto
Vice President and Secretary-Treasurer

March 25, 2005

IMPORTANT — PLEASE MAIL OR PHONE IN YOUR PROXY
PROMPTLY, WHETHER YOU PLAN
TO ATTEND THE ANNUAL MEETING IN PERSON OR NOT

LONG ISLAND FINANCIAL CORP.
1601 VETERANS MEMORIAL HIGHWAY, SUITE 120
ISLANDIA, NEW YORK 11749

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
To be held April 20, 2005

GENERAL INFORMATION

This Proxy Statement and the accompanying form of proxy are being furnished to the Stockholders (the “Stockholders”) of Long Island Financial Corp. (the “Company”), by the Board of Directors of the Company in the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Wednesday, April 20, 2005, at 3:30 p.m. (Eastern Time) at the Stonebridge Country Club, 2000 Raynors Way, Smithtown, Long Island, New York 11787, and at any adjournments thereof. The 2004 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2004, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 25, 2005.

Solicitation and Voting of Proxies

This proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting and at any adjournments thereof.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Annual Meeting and is not revoked prior to or at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. The solicitation of proxies will be made by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company. The entire cost of this solicitation will be borne by the Company. In order to solicit proxies, the Company will request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries and will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercising the authority conferred thereby, either by written notice received by the Company or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting. Such written notice should be mailed to Thomas Buonaiuto, Secretary-Treasurer, Long Island Financial Corp., 1601 Veterans Memorial Highway, Suite 120, Islandia, New York 11749. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Voting Securities and Record Date

The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the “Common Stock”), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting, except as indicated below. There is no cumulative voting for the election of directors.

The close of business on March 1, 2005, has been fixed by the Board of Directors as the record date (the “Record Date”) for the determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company’s Common Stock outstanding on the Record Date (exclusive of Treasury shares) was 1,522,315 shares.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote (after giving effect to the limitation described below, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company’s Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote “FOR” the election of the nominees proposed by the Board, or to “WITHHOLD AUTHORITY” to vote for one or more of the nominees being proposed. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

Corporate Governance

The Company has an established Audit Committee which periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of that periodic corporate governance review, the Board of Directors reviews and adopts corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

A copy of the Code of Ethics and Business Conduct will be furnished without charge to stockholders of record upon written request to Thomas Buonaiuto, Secretary-Treasurer, Long Island Financial Corp., 1601 Veterans Memorial Highway, Suite 120, Islandia, New York 11749.

Security Ownership of Certain Beneficial Owners

Persons and groups owning in excess of five percent of the Company’s Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission (“SEC”), in accordance with the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company’s outstanding Common Stock as of March 1, 2005.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Frank J. Esposito 1601 Veterans Memorial Hwy. Islandia, NY 11749	136,502	(1)(2)	8.95%

Common Stock	Jeffrey L. Gendell Tontine Financial Partners, LP Tontine Management, LLC 237 Park Avenue, Ste. 900 New York, NY 10017	105,100	(3)	6.90%

Common Stock	Frank DiFazio DiFazio Electric 711 Grand Boulevard Deer Park, NY 11729	111,897	(4)(5)	7.35%

Common Stock	Harvey Auerbach 1601 Veterans Memorial Hwy. Islandia, NY 11749	93,279	(5)(7)	6.09%

(1)	The information furnished is derived from a Schedule 13D filed by Frank J. Esposito on June 21, 2001, and Forms 4 subsequently filed by Mr. Esposito.
(2)	Includes presently exercisable options to purchase 140 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 280 shares granted on January 23, 2001; presently exercisable options to purchase 280 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.

(3)	The information furnished is derived from a Schedule 13D filed by Jeffrey Gendell on February 4, 2003.
(4)	The information furnished is derived from a Schedule 13D filed by Frank DiFazio on June 21, 2001.
(5)	Includes presently exercisable options to purchase 167 shares of Common Stock granted on January 26, 2005.
(6)	Includes presently exercisable options to purchase 4,900 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 700 shares granted on January 26, 2000; presently exercisable options to purchase 700 shares granted on January 23, 2001; presently exercisable options to purchase 560 shares granted on January 23, 2002; presently exercisable options to purchase 1,500 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(7)	The information furnished is derived from a Schedule 13D filed by Harvey Auerbach on June 21, 2001, and Forms 4 subsequently filed by Mr. Auerbach.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1.
ELECTION OF DIRECTORS

The Board of Directors consists of twelve directors and is divided into three classes. Each of the members of the Board of Directors of the Company also serves on the Board of Directors of Long Island Commercial Bank (the “Bank”). Directors are elected for classified terms of three years, each, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified.

The names of the four nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of March 1, 2005. Each of the nominees identified below has consented to being named in this proxy statement and to serve if elected, and the Board has no reason to believe that any nominee will decline or be unable to serve, if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy, if executed and returned or phoned in, will be voted FOR the election of all nominees proposed by the Board of Directors. Proxies returned or phoned in by Stockholders and not revoked will be voted for the election of the nominees listed below as directors unless the Stockholder instructs otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

The following table sets forth, as of March 1, 2005, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which the term of the director expires. All executive officers of the Company and the Bank are elected to serve one-year terms. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned, as of March 1, 2005, by each nominee and director and by the nominees and all directors and executive officers as a group.

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Last 5 Years and Directorships of Public Companies (a)	Shares of Common Stock Beneficially Owned	Ownership as a Percent of Class

NOMINEES

Harvey Auerbach (78)	Since 1989 Expires 2005	Chairman of the Board of the Bank and the Company, President of Brookwood Communities, Inc., a real estate development and management company, located in Coram, New York.	93,279(1)	6.09%

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Last 5 Years and Directorships of Public Companies (a)	Shares of Common Stock Beneficially Owned	Ownership as a Percent of Class

Frank J. Esposito (69)	Since 1989 Expires 2005	Vice Chairman of the Board of the Bank and the Company, Principal Director of Trio Leasing and Development Company, Inc., which owns and manages commercial and industrial real estate.	136,502(2)	8.95%

Douglas C. Manditch (57)	Since 1989 Expires 2005	President and Chief Executive Officer of the Bank and Company who joined the Bank in 1987, then in formation.	63,059(1)(3)	4.04%

John R. McAteer (59)	Since 2003 Expires 2005	Partner, Holtz Rubenstein & Co., LLP	501(4)	*

DIRECTORS CONTINUING IN OFFICE

John L. Ciarelli, Esq. (58)	Since 1989 Expires 2006	Partner in the law firm of Ciarelli & Dempsey located in Riverhead, New York.	12,486(1)	*

Donald Del Duca (70)	Since 1989 Expires 2007	Owner and Manager of Lumbia Associates, a real estate company located in Islip, New York.	53,579(1)	3.50%

Frank DiFazio (70)	Since 2004 Expires 2007	President and Chief Executive Officer DiFazio Electric, Inc.	111,897(5)	7.35%

Waldemar Fernandez (56)	Since 1989 Expires 2006	Owner of Summa Funding Corp., a venture capital firm.	30,229(6)	1.97%

Gordon A. Lenz (68)	Since 1990 Expires 2007	Chief Executive Officer of New York State Business Group/Conference Associates, Inc., an insurance brokerage firm specializing in providing health care benefits, located in East Patchogue, New York.	38,861(7)	2.55%

Werner S. Neuburger (68)	Since 1990 Expires 2006	Retired Chief Executive Officer, multi-store retail chain.	18,861(8)	1.23%

Thomas F. Roberts, III (65)	Since 1989 Expires 2007	President of Thomas F. Roberts Associates, Inc., and Executive Vice President of Tri-State Appraisal Group, located in Babylon, New York.	14,031(1)	*

Alfred Romito (66)	Since 1989 Expires 2007	President of East Islip Lumber Company, Inc., located in East Islip, New York.	55,939(9)	3.67%

John C. Tsunis, Esq. (53)	Since 1990 Expires 2006	Vice Chairman of the Board of the Board of the Bank and the Company, Partner in the law firm of Tsunis, Gasparis & Dragotta, LLP, with offices in Hauppauge, New York and Principal of Long Island Hotels, LLC, a hotel development and management company.	35,595(10)	2.33%

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Last 5 Years and Directorships of Public Companies (a)	Shares of Common Stock Beneficially Owned		Ownership as a Percent of Class
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Thomas Buonaiuto (39)		Vice President and Secretary-Treasurer of the Company; Executive Vice President and Chief Financial Officer of the Bank.	29,266	(11)	1.90%
All Directors, Nominees and Executive Officers as a group (14 persons)			694,085	(1-11)	42.37%

*	Indicates less than 1%.
(1)	Includes presently exercisable options to purchase 4,900 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 700 shares granted on January 26, 2000; presently exercisable options to purchase 700 shares granted on January 23, 2001; presently exercisable options to purchase 560 shares granted on January 23, 2002; presently exercisable options to purchase 1,500 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(2)	Includes presently exercisable options to purchase 140 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 280 shares granted on January 23, 2001; presently exercisable options to purchase 280 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(3)	Includes presently exercisable options to purchase 17,150 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 2,450 shares granted on January 26, 2000; presently exercisable options to purchase 2,450 shares granted on January 23, 2001; presently exercisable options to purchase 1,960 shares granted on January 23, 2002; presently exercisable options to purchase 4,500 shares granted on January 29, 2003; presently exercisable options to purchase 1,000 shares granted on February 4, 2004; and presently exercisable options to purchase 500 shares granted on January 26, 2005.
(4)	Includes presently exercisable options to purchase 334 shares of Common Stock granted on February 4, 2004 and presently exercisable options to purchase 167 shares on January 26, 2005.
(5)	Includes presently exercisable options to purchase 167 shares of common stock granted on January 26, 2005.
(6)	Includes presently exercisable options to purchase 4,700 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 700 shares granted on January 26, 2000; presently exercisable options to purchase 700 shares granted on January 23, 2001; presently exercisable options to purchase 560 shares granted on January 23, 2002; presently exercisable options to purchase 1,500 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(7)	Includes presently exercisable options to purchase 140 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 280 shares granted on January 23, 2001; presently exercisable options to purchase 280 shares granted on January 23, 2002; presently exercisable options to purchase 1,000 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(8)	Includes presently exercisable options to purchase 2,187 shares of Common Stock granted on January 28, 1999; presently exercisable options to purchase 140 shares granted on January 26, 2000; presently exercisable options to purchase 700 shares granted on January 23, 2001; presently exercisable options to purchase 560 shares granted on January 23, 2002; presently exercisable options to purchase 1,500 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(9)	Includes presently exercisable options to purchase 700 shares of Common Stock granted on January 23, 2001; presently exercisable options to purchase 560 shares granted on January 23, 2002; presently exercisable options to purchase 1,500 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(10)	Includes presently exercisable options to purchase 700 shares of Common Stock granted on January 26, 2000; presently exercisable options to purchase 700 shares granted on January 23, 2001; presently exercisable options to purchase 560 shares granted on January 23, 2002; presently exercisable options to purchase 1,500 shares granted on January 29, 2003; presently exercisable options to purchase 334 shares granted on February 4, 2004; and presently exercisable options to purchase 167 shares granted on January 26, 2005.
(11)	Includes presently exercisable options to purchase 9,800 shares of Common Stock granted on January 28, 1999, presently exercisable options to purchase 1,400 shares of Common Stock granted on January 26, 2000, presently exercisable options to purchase 1,400 shares of Common Stock granted on January 23, 2001; presently exercisable options to purchase 1,120 shares of Common Stock granted on January 23, 2002; presently exercisable options to purchase 3,000 shares granted on January 29, 2003; presently exercisable options to purchase 667 shares granted on February 4, 2004; and presently exercisable options to purchase 333 shares granted on January 26, 2005.

(a)	Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each. All of the current executive officers of the Bank have been employed by the Bank for at least five years.

Meetings of the Board of Directors and Committees of the Board of the Company and
the Bank

The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2004. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company’s board meetings held and committee meetings on which such director served during fiscal 2004. All Directors, with the exception of one, attended the 2004 Annual Shareholder Meeting. During 2004, the Board of Directors of the Company maintained committees, the nature and composition of which are described below:

The Executive Committee of the Company consisted of Messrs. Auerbach (Chairman), Del Duca, Esposito, Lenz, Manditch, Romito, and Tsunis. The Executive Committee is authorized to exercise certain powers of the Board of Directors in the interim periods between meetings of the Board. The Executive Committee met 13 times in 2004.

The Nominating Committee of the Company consisted of Messrs. Auerbach (Chairman), Del Duca, Lenz, Romito and Tsunis. During 2004, the Company established the Nominating Committee as a separately designed standing committee consisting of five outside Directors of the Company, each of whom is an independent director as independence is defined in the listing standards of The NASDAQ Stock Market. The Nominating Committee has the authority to (a) nominate candidates for election to the Board of Directors; (b) review any nominations for election to the Board of Directors made by stockholders of the Corporation pursuant to Section 6(c)(ii) of Article I of the Bylaws and (c) recommend to the whole Board nominees for election to the Board of Directors to replace those Directors whose terms expire at the next annual meeting of stockholders. While the committee would consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders should be submitted to the Secretary-Treasurer of the Company and must comply with certain procedural and informational requirements set forth in the Company’s Bylaws. See “Advance Notice of Business to be Conducted at an Annual Meeting.” A copy of the Charter of the Nominating Committee is attached as Appendix A to this proxy.

The Audit Committee. During 2004, the Company’s Audit Committee consisted of seven outside Directors of the Company, Messrs. Roberts (Chairman), Auerbach, Ciarelli, Del Duca, Fernandez, McAteer and Neuburger, each of whom is an independent director as independence is defined for audit committee members in the listing standards of The NASDAQ Stock Market. The Board has determined that Mr. McAteer is an Audit Committee Financial Expert, as that term is used in Item 401 (h) of Regulation S-K of the Securities and Exchange Commission. The Audit Committee selects and engages the independent auditors, meets with and administers the engagement of the independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held seven meetings in fiscal 2004. For further information, with respect to the Audit Committee and its members, please see the Report of the Audit Committee, infra.

The Loan Committee of the Bank consisted of Messrs. Del Duca, (Chairman), Auerbach, DiFazio, Esposito, Fernandez, Lenz, Manditch, Neuburger, Roberts, Romito, Tsunis and Vizzini in fiscal 2004. The Loan Committee is authorized to approve all unsecured loans in excess of $250,000 and commercial real estate loans in excess of $400,000. In addition, the Loan

Committee ratifies all loans in excess of $50,000 and reviews and approves all lending authority. The Committee met 15 times in 2004.

The Compensation Committee. During 2004, the Company restructured a separately designated, standing Compensation Committee consisting of nine outside Directors of the Company, each of whom is an independent director as independence is defined in the listing standards of The NASDAQ Stock Market. The Board adopted a charter for the Compensation Committee in 2004. The Compensation Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs, when necessary.

The following report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information with regard to the compensation and benefits provided to the Company’s Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for those executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. The Compensation Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs when necessary. In fulfillment of the disclosure requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement.

The Company has no employees other than Bank employees who perform services for the Company without additional compensation. The 2004 Compensation Committee is responsible for the 2005 Compensation Committee Report on Executive Compensation. The Compensation Committee evaluated the performance of each named executive officer of the Company, and the Bank, and determined or reviewed the compensation of all executives.

Compensation Policies. The Company’s executive compensation policies are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of those objectives, the Company and the Bank maintain a compensation program for executive officers which consists of a base salary and cash bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive’s level of responsibility. The Committee met two times to discuss executive compensation. In making its determinations, the Compensation Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily on Long Island. The committee has approved a formula for salary increases for executive officers aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

Compensation of the Chief Executive Officer. The Compensation Committee believes that Mr. Manditch’s compensation is appropriate based upon the Bank’s compensation policy, Mr. Manditch’s performance in managing the Company, the Company’s performance during the fiscal year and a comparison of peer institutions with specific consideration given to the level of the Bank’s operations in comparison to peer institutions.

Compensation Committee of the Company

Werner S. Neuburger (Chairman)	Gordon Lenz
Harvey Auerbach	John R. McAteer
John L. Ciarelli, Esq.	Alfred Romito
Donald Del Duca	John C. Tsunis, Esq.
Waldemar Fernandez

Interlocks Compensation Committee and Insider Participation. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. None of the members of the Company’s Compensation Committee is an officer or employee of the Company.

Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company’s Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the NASDAQ Composite, the SNL Index of Banks with $250 million to $500 million in assets and the SNL Index of Banks with $500 million to $1 billion in assets for the period beginning on December 31, 1999, and ending on December 31, 2004.

Long Island Financial Corp.

Total Return Performance
Long Island Financial Corporation
NASDAQ Composite
SNL $250M-$500M Bank Index
SNL $500M-$1B Bank Index
Index Value
500
400
300
200
100
0
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Long Island Financial Corporation	100.00	133.22	159.88	223.88	315.02	408.04
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
SNL $250M-$500M Bank Index	100.00	96.28	136.80	176.39	254.86	289.27
SNL $500M-$1B Bank Index	100.00	95.72	124.18	158.54	228.61	259.07

Directors’ Compensation

In 2004, each Director of the Bank received compensation consisting of an annual retainer of $6,000, plus $500 for each Board meeting attended. Directors are paid $450 for attendance at Executive Committee meetings, $350 for attendance at Audit Committee meetings, $300 for attendance at Loan Committee meetings and $250 for each other committee meeting attended. Since the formation of the Company, the directors have been compensated for their services by the Bank and have not received additional remuneration from the Company.

In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company annually pays an amount equal to a portion of each director’s annual fees into a deferral account. The amount paid into each deferral account is determined by multiplying the annual fees paid to the individual director during the plan year by a factor. The factor is determined by the return on equity, as adjusted, of the Company established as of December 31 of each plan year. For the year ended December 31, 2004, the Board of Directors decided that no contribution would be made to the participants’ deferral accounts on March 1, 2005. The Company’s Board of Directors has reserved the right to change annually the method of computation of the factors for the Directors and for the executive officers. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of a Director, the Director is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

On March 1 of each year, the deferral account of each director is also credited with interest on the individual’s deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

During 2004, directors had the following amounts credited to their deferral accounts: Messrs. Duryea, $10,262; Auerbach, $5,200; Ciarelli, $3,500; Del Duca, $5,762; Esposito, $5,325; Fernandez, $2,875; Kern, $4,887; Lenz, $4,887; Manditch, $3,000; Neuburger, $4,475; Roberts, $4,100; Romito, $5,387; and Tsunis, $4,350. During 2004, directors had the following interest credited to their deferral accounts: Messrs. Auerbach, $1,156; Ciarelli, $762; Del Duca, $1,139; Esposito, $1,147; Fernandez, $527; Kern, $931; Lenz, $934; Manditch, $656; Neuburger, $1,016; Roberts, $921; Romito, $1,178; and Tsunis, $1,177.

Executive Compensation

The following table sets forth the aggregate compensation for services in all capacities paid by the Company and the Bank, for the years ended December 31, 2002, 2003 and 2004 to the chief executive officer and to each executive officer of the Company whose aggregate direct compensation exceeded $100,000 for such year. Since the formation of the Company, the executive officers have been compensated for their services by the Bank and have not received additional remuneration from the Company.

		Annual Compensation				Long Term Compensation Awards
Name & Principal Position	Year	Salary (1)(2)(3)	Bonus (4)	Other Annual Compensation (5)	All Other Compensation (6)(7)	Stock Option Awards
Douglas C. Manditch	2004	$308,970	—	$12,000	$13,000	3,334
President and Chief	2003	$299,299	$54,747	$12,000	$12,000	10,000
Executive Officer	2002	$289,447	$49,350	$ 9,000	$ 9,880	3,150

Thomas Buonaiuto	2004	$185,344	$25,000	—	$13,000	1,667
Vice President and	2003	$180,015	$29,672	—	$12,000	5,000
Treasurer	2002	$177,451	$26,543	—	$10,294	1,400

Carmelo C. Vizzini (8)	2004	$173,183	—	—	$13,000	1,667
Vice President and	2003	$166,232	$26,967	—	$12,000	5,000
Secretary	2002	$159,454	$24,123	—	$ 9,880	1,400

(1)	For 2002, 2003 and 2004 there were no (a) perquisites over the lesser $50,000 or 10% of the individuals total salary for the year; (b) payments of above-market or preferential earnings on deferred compensation; (c) payment of earnings with respect to long term incentive plans prior to settlement; (d) preferential discounts on stock; (e) tax payment reimbursements.
(2)	Includes amount, if any, deferred under the Bank’s 401(k) Plan pursuant to Section 401(k) of the Internal Revenue Code.
(3)	Messrs. Manditch, Buonaiuto and Vizzini have use of company automobiles. Includes the personal use portion of the cost as associated with those automobiles.
(4)	The amount shown reflects bonus earned in the fiscal year shown but the bonus is paid in the following year.
(5)	Directors Fees.
(6)	The amounts shown for 2002, 2003 and 2004 represent the Bank’s matching contributions to the 401(k) Plan.
(7)	The Bank maintains contributory and non-contributory medical, dental, life and disability plans covering all officers and employees.
(8)	Mr. Vizzini tendered his resignation from the Company and the Bank on February 25, 2005.

In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company annually pays an amount equal to a portion of each executive officer’s annual compensation into a deferral account. The amount paid into each deferral account is determined by multiplying the annual compensation paid to the executive officer during the plan year by a factor. The factor is determined by the return on equity of the Company established as of December 31 of each plan year. For the year ended December 31, 2004, the Board of Directors decided that no contribution would be made to the participant’s deferral accounts on March 1, 2005. The Company’s Board of Directors has reserved the right to change the method of computation of the factors for the Directors and for the executive officers. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of an executive officer, the executive officer is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

On March 1 of each year, the deferral account of each executive officer is also credited with interest on the individual’s deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

During 2004, executive officers had the following amounts credited to their deferral accounts: Mr. Manditch, $29,754; Mr. Buonaiuto, $18,093; and Mr. Vizzini, $16,443. During 2004, executive officers had the following interest credited to their deferral accounts: Mr. Manditch, $7,651; Mr. Buonaiuto, $4,403; and Mr. Vizzini, $4,166.

The Bank entered into change of control agreements with Messrs. Manditch, Buonaiuto and Vizzini (each, the “Executive”) in 2001. The agreements provide that if, following a change in control of the Bank, the Executive’s employment with the Bank is terminated involuntarily or voluntarily, under certain circumstances set forth in the agreement, the Executive is entitled to receive a change in control benefit payment based upon his base salary. The benefit payment is three times base salary for Mr. Manditch and two and one-half times base salary for Messrs. Buonaiuto and Vizzini, in each case grossed up for excise taxes.

Benefits

The Bank’s officers and employees are covered by a group health insurance plan (which includes health, major medical and dental coverage), a long-term disability income plan and a group life insurance plan. In January 1996, the Bank adopted a 401(k) Profit Sharing Plan. The officers participate in all such plans on the same basis, and to the same extent, as other Bank employees.

401K Plan. The Bank maintains a 401(k) Plan, which covers all full-time employees. Employees may contribute up to $13,000 of their eligible annual gross compensation. The Bank matches employee contributions to a maximum of six percent of an employee’s annual gross compensation. Employees are fully vested in their own contributions and vested in the Bank’s matching contributions at a percentage basis, based on the years of service.

Stock Option Plan. At a special meeting on December 8, 1998, the stockholders approved the Long Island Financial Corp. 1998 Stock Option Plan (the “Stock Option Plan”). The Stock Option Plan authorizes the granting of options to purchase 330,000 shares of Common Stock of the Company. All officers and employees of the Company and directors who are not also serving as employees of the Company are eligible to receive awards under the Stock Option Plan. Options under this plan are either non-statutory stock options or incentive stock options. Each option entitles the holder to purchase one share of the Common Stock at an exercise price equal to the fair market value on the date of grant. In 2004, options to purchase 834 shares of Common stock at an exercise price of $38.00 per share were granted to each director of the Company. The 2004 option grants vest 20% immediately and 20% ratably over the next four years.

The following table provides information on options granted to the named Executive Officers in year 2004.

Option Grants in Year 2004

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees	Exercise Price	Expiration Date
Douglas C. Manditch President & Chief Executive Officer	3,334	10.8%	$38.00	02-04-14

Thomas Buonaiuto Vice President & Treasurer	1,667	5.4%	$38.00	02-04-14

Carmelo C. Vizzini Vice President & Secretary	1,667	5.4%	$38.00	02-04-14

(1)	Mr. Manditch received 834 of his 3,334 options in his capacity as a director of the Company.

The following table provides information concerning options held by the named Executive Officers at the end of year 2004. The named Executive Officers did not exercise any options in year 2004.

Aggregated Year-End Option Values

	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Douglas C. Manditch President and Chief Executive Officer	34,277	10,557	$835,520	$130,515

Thomas Buonaiuto Vice President and Treasurer	15,493	5,174	$374,490	$ 62,822

Carmelo C. Vizzini Vice President and Secretary	15,493	5,174	$374,490	$ 62,822

(1)	Based on the estimated market value of the underlying stock at December 31, 2004, minus the exercise price.

Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for selecting, evaluating and engaging the independent accountants, administering the engagement of the independent auditors and otherwise assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee reviews the independence of the auditors and their annual audit. As presently constituted, the Audit Committee is comprised of six directors, each of whom is independent under the current listing standards of The NASDAQ Stock Market. The Audit Committee acts under a written charter adopted by the Board of Directors, which was amended in 2004, a copy of the Amended Charter of the Audit Committee was attached, as Appendix A to the proxy statement for the Annual meeting of Stockholders held on April 28, 2004.

Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant’s independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy and procedure to require the Audit Committee’s pre-approval before the independent auditor is engaged to render any audit or non-audit service to the Company.

Complaints

The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons seeking to utilize those procedures or to comment on such matters should telephone 866-292-1954.

Audit Committee of the Company

Thomas F. Roberts, III (Chairman)
Harvey Auerbach
John L. Ciarelli, Esq.
Donald Del Duca
Waldemar Fernandez
John R. McAteer
Werner S. Neuburger

Compliance with Section 16 of the Exchange Act

Section 16(a) of the Securities and Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, as a result of administrative errors, the timely filing requirements applicable to its executive officers and directors were not met during 2004 with respect to options to purchase 834 shares of stock granted to each of Messrs. Auerbach, Ciarelli, Del Duca, Esposito, Fernandez, Lenz, Manditch, Neuberger, Roberts, Tsunis, Romito, and McAteer, options to purchase 2,500 shares of stock granted to Mr. Manditch and options to purchase 1,667 shares of stock granted to each of Messrs. Buonaiuto and Vizzini. In addition, purchases of 2,000 shares, each, by Messrs. DiFazio and Fernandez, the purchase of 200 shares by Mr. Romito on two occasions and the purchase of 31 shares on two occasions by Mr. Manditch failed to meet the applicable timely filing requirements. In all instances, the required forms were filed, albeit late. The Company is unaware of any person owning ten percent or more of its securities.

Transactions with Certain Related Persons

Federal regulations require that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

Applicable New York law imposes conditions and limitations on a commercial bank’s loans to its directors and executive officers that are comparable in most respects to the conditions and limitations imposed under federal law, as discussed above. However, New York law does not impact loans to stockholders owning 10% or more of the commercial bank’s stock. Loans to an executive officer, other than loans for the education of the officer’s children and certain loans secured by the officer’s residence, may not exceed the lesser of (a) $100,000 or (b) the greater of $25,000 or 2.5% of the bank’s capital stock, surplus fund and undivided profits.

From time to time, the Bank makes mortgage loans and consumer loans to its executive officers and directors and to members of the immediate families of its executive officers and directors, to the extent consistent with applicable laws and regulations. Such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2004, such loans totaled approximately $5.6 million.

The Bank currently retains Mr. Tsunis as an attorney, for the closing of real estate loans. His fees are paid by the borrowers and are based on the amount of the loan. For the most recent fiscal year, fees paid to the Tsunis law firm by the Bank did not exceed 5% of the revenue of the firm.

Mr. Lenz is the Chief Executive Officer of New York State Business Group/Conference Associates, Inc. Premiums paid to Mr. Lenz’s company by the Bank did not exceed 5% of the revenue of the company during the most recent fiscal year.

INDEPENDENT AUDITORS

The independent public accounting firm of KPMG LLP has acted as the Company’s independent auditors for 2004.

The following table discloses the aggregate fees billed to the Company by KPMG LLP for the 2003 and 2004 fiscal years:

	2004	2003
Audit fees	$180,000	$125,000
Audit related fees	$40,000	$6,500
Tax fees	$—	$65,000
All other fees	$—	$—

ADDITIONAL INFORMATION

Stockholder Proposals

To be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2006 Annual Meeting of Stockholders, a Stockholder proposal must be received by the Secretary-Treasurer of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 26, 2005. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

Stockholder Communication

The Board of Directors has developed the following procedure for stockholders to send communications to the Board of Directors or to individual members of the Board. All communications from stockholders should be sent to Long Island Financial Corp., 1601 Veterans Memorial Highway, Suite 120, Islandia, New York 11749.

Communications regarding financial or accounting policies should be made to the attention of Thomas F. Roberts, III, Chairman of the Audit Committee. Other communications to the Board of Directors should be made to the attention of Thomas Buonaiuto, Secretary-Treasurer of the Company. Communications to individual members of the Board should also be sent directly to the individual director at the Company’s address.

All communications sent to the Chairman of the Audit Committee and those sent to an individual director will go directly to such individuals and will not be screened or reviewed by Company or Bank personnel. Any communication sent to the Board to the attention of Mr. Buonaiuto will be reviewed by him to ensure that the communication relates to the business of the Company before being reviewed by the Board of Directors.

Advance Notice of Business to be conducted at an Annual Meeting

The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal, which does not meet all of the requirements for inclusion, established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

A copy of the Form 10-K (without exhibits) for the year ended December 31, 2004, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Long Island Financial Corp., Thomas Buonaiuto, Secretary-Treasurer, 1601 Veterans Memorial Highway, Suite 120, Islandia, New York 11749.

Date: March 25, 2005

By Order of the Board of Directors

Thomas Buonaiuto
Vice President and Secretary-Treasurer

APPENDIX A

LONG ISLAND FINANCIAL CORP.
NOMINATING COMMITTEE CHARTER

Mission

The Nominating Committee (the “Committee”) is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders.

Membership

To be eligible for membership on the Committee, a member of the Board must meet the independence requirements of The NASDAQ National Market listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board. The Board shall appoint the members of the Committee and shall designate the Committee Chairman as recommended by the Committee.

Duties and Responsibilities Relating to Nominations

The Committee shall have the following duties and responsibilities relating to nominations:

1.	Review the appropriateness of the size of the Board relative to its responsibilities. Review the overall composition of the Board, taking into consideration such factors as the business experience and specific areas of expertise of each Board member. Based on such reviews, make recommendations to the Board as necessary.

2.	Consider criteria for identifying and selecting individuals who may be considered for election to the Board. Such criteria shall, at a minimum, comply with all applicable laws, rules, regulations and listing standards.

3.	Recommend to the Board the slate of nominees for election to the Board at the Company’s annual meeting of stockholders.

4.	As the need arises to fill vacancies, actively seek individuals qualified to become Board members for recommendation to the Board.

5.	Consider unsolicited nominations for Board membership in accordance with guidelines developed by the Committee.

6.	Recommend to the Board the number, identity and responsibilities of Board committees and the Chairman and members of each committee. That shall include advising the Board on committee appointments and removal from committees, or from the Board, rotation of committee members and Chairmen and committee structure and operations.

7.	Conduct an annual review of the Committee’s performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

8.	Report to the Board on the Committee’s activities, as required.

9.	Obtain advice and assistance, as needed, from internal or external advisors, including the negotiation of the terms and conditions of the engagement of external advisors.

10.	Delegate to subcommittees the responsibilities of the Committee as deemed necessary or appropriate.

A-1

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors duly nominated Class of 2008.

FOR All nominees listed to the right (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all listed to the right ☐	01 Harvey Auerbach, 02 Frank J. Esposito, 03 Douglas C. Manditch, 04 John R. McAteer Vote FOR all nominees except WITHHOLD AUTHORITY for any nominee whose name is written on the space below.
   The proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR all the nominees. If any other business is presented at the Annual Meeting, this proxy will be voted by the named proxy in his best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

   The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Meeting and Proxy Statement dated March 25, 2005, and a copy of the Long Island Financial Corp. Annual Report.

Signature	Signature	Date
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.
  ▲  FOLD AND DETACH HERE  ▲

Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Telephone voting is available through 11:59 PM Eastern Time
the day prior to annual meeting day.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.

LONG ISLAND FINANCIAL CORP.

PROXY

The undersigned hereby appoints William C. Morrell, Esq., with full power of substitution, as the true and lawful attorney and proxy for the undersigned, to appear and vote all the shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on April 20, 2005, at 3:30 p.m., Eastern Time, at the Stonebridge Country Club, 2000 Raynors Way, Smithtown, Long Island, New York 11787 and at any and all adjournments thereof, as follows:

This Proxy is solicited by the Board of Directors of the Company. (Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲  FOLD AND DETACH HERE  ▲